TIAA-CREF Funds	Supplement

TIAA-CREF U.S. Equity Funds

TIAA-CREF Mid-Cap Growth Fund

SUPPLEMENT NO. 1

dated March 31, 2022, to the Statutory Prospectus dated March 1, 2022

Adrian Almazan is no longer a portfolio manager of the TIAA-CREF Mid-Cap Growth Fund (the “Fund”). Therefore, all references to Mr. Almazan are hereby removed from the Fund’s portfolio management team disclosure in the Statutory Prospectus. Terrence Kontos will continue to serve as portfolio manager of the Fund.

Accordingly, the following hereby replaces in its entirety the header and the first sentence in the sub-section entitled “Portfolio Managers” in the section entitled “Portfolio management” on page 38 of the Statutory Prospectus:

Portfolio Manager. The following person is primarily responsible for the management of the Fund on a day-to-day basis:

A41195 (3/22)

TIAA-CREF Funds	Supplement

TIAA-CREF Funds

SUPPLEMENT NO. 1

dated March 31, 2022, to the Statement of Additional Information (“SAI”) dated March 1, 2022 and August 1, 2021, as supplemented through March 1, 2022

Adrian Almazan is no longer a portfolio manager of the TIAA-CREF Mid-Cap Growth Fund (the “Fund”). Therefore, all references to Mr. Almazan are hereby removed from the Fund’s portfolio management team disclosure in the SAI. Terrence Kontos will continue to serve as portfolio manager of the Fund.

A41196 (3/22)